Exhibit 99.1

EEI Financial Conference October 31 - November 3, 2010

2 Forward-Looking Statements This presentation contains forward-looking statements based on our current expectations, and neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by applicable law. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. In addition to the Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2009, these factors include, but are not limited to: regulatory and judicial decisions, developments and proceedings; our ability to achieve timely and adequate rate recovery of our costs; our ability to reduce capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; new legislation or regulation including those relating to greenhouse gas emissions, renewable energy mandates and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs, including returns on debt and equity capital; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current credit, financial and real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; restrictions on dividends or other burdensome provisions in our credit agreements and Arizona Corporation Commission orders; our ability, or the ability of our subsidiaries, to meet debt service obligations; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties and power plant participants to meet contractual or other obligations; technological developments affecting the electric industry; and economic and other conditions affecting SunCor Development Company's ability to dispose of its remaining assets and satisfy its debt obligations.

Corporate Overview

PNW: Our Value Proposition

Delivering Superior Shareholder Returns

Capitalizing on Attractive Fundamentals
- Vertically integrated electric utility
- High-growth service territory
- Diversified energy mix
- Operational excellence
- Strong, energetic leadership

Strengthening Financial and Risk Profiles
- Investment-grade credit ratings and adequate liquidity
- Risk reduction
- Convert growth into superior ROE
- $2.10 per share annual dividend
- Opportunities for multiple expansion

Focusing on Green Resources
- Abundant solar conditions in Arizona
- Other renewables
- Nuclear expansion option
- Transmission expansion
- Energy efficiency

Compelling Capital Investment Opportunities
- Green resources – solar, other renewables, nuclear
- Transmission expansion
- Distribution system growth

Improving Regulatory Environment
- Constructive retail regulatory settlement
- Attractive recovery mechanisms for renewables and energy efficiency
- Progress on many issues last five years
- Building collaborative relationships

NYSE Ticker: PNWMarket Cap: $4 BillionEnterprise Value: $8 Billion At our core, we are an electric utility. Pinnacle West: Who We Are Pinnacle West: Who We Are Assets September 30, 2010 $12 Billion Vertically Integrated Electric Utility $12 Billion Non-Utility Subsidiaries $97 Million Other

Arizona's Largest and Longest-Serving Electric Utility

Serving Arizona customers since 1887 – 15 years before statehood.


Arizona
Continental United States

Service Territory
- 1.1 million customer accounts
- 34,646 square miles

Customer Growth
- 0.6% in 2009
- 1% average annual growth expected through 2012
- 3-4% historical average – well above industry average

Resources
- 6,288 MW owned/leased capacity
- 1,958 MW contracted conventional resources in operation
- 498 MW contracted renewables in operation or under development

2009 Peak Demand – 7,218 MW

A Leadership Team of Industry Veterans Our top executives have more than 130 combined years of creating shareholder value in the energy industry. Jim Hatfield SVP & CFO Don Robinson APS President & COO Randy Edington EVP & Chief Nuclear Officer Don Brandt Chairman & CEO Mark Schiavoni SVP Fossil Generation Dave Falck EVP, General Counsel & Secretary

Financial Overview

2009 Actual: $2.33 per share Guidance as of October 28, 20102010 $2.95 - $3.10 per share2011 Estimated to be within guidance range provided for 2010, with some opportunity for modestly exceeding the range Consolidated On-Going EPS EPS $2.33 $2.95 $3.10 Projected Improvement in on-going earnings of approximately 30% expected for 2010.

Top-Tier Dividend Yield Top-Tier Dividend Yield Sep. 30, 2009 Dec. 31, 2009 5.1% 4.7% Pinnacle West's annual dividend is $2.10 per share. Mar. 31, 2010 Jun 30, 2010 Sep. 30, 2010 2.0%

Adequate Financing Access and Liquidity

Our credit metrics have improved significantly over the past five years.

2010 Major Financing Activities

Feb.	$500 million APS revolver renewal
Feb.	$200 million PNW revolver renewal
April	$253 million common stock offering

Credit Facilities

Borrower	Capacity ($ Millions)	Matures
APS	$ 489	Sep. '11
APS	500	Feb. '13
PNW	200	Feb. '13
	$1,189	

- Solid bank group
- No MAC clauses or "clean down" provisions

Ratings

	PNW	APS
Senior Unsecured		
Moody's	Baa3	Baa2
S&P	BB+	BBB-
Fitch	-	BBB
Outlook		
Moody's	Stable	Stable
S&P	Positive	Positive
Fitch	Stable	Stable

Multi-Pronged Approach to ROE Improvement We are actively working to improve our return on equity. Electricity Rate Increases Regulatory Framework Improvements Cost Savings Initiatives Efficiency and Effectiveness Throughout Organization Goal ROE Improvement

Cost Savings To Support Future Results Engaged, motivated workforce Effective, efficient execution Optimize assets and resources Better leverage technology Our cost management efforts will help improve financial results beyond those achievable through regulatory decisions. Enterprise-wide emphasis Cost Savings

Regulatory Overview

Kristin Mayes Chairman (Rep) Gary Pierce (Rep) Terms Through January 2011 Elected November 2008, Terms Through January 2013 Sandra Kennedy (Dem) Paul Newman (Dem) Bob Stump (Rep) Arizona Corporation Commissioners

Opportunities to Continue Improving Regulatory Dialogue

Generic Dockets

- Decoupling and other financial mechanisms to promote energy efficiency
- Line extensions
- Feed-in tariffs
- Renewable transmission
- Energy efficiency rules
- Resource planning rules

November 2, 2010 General Election

- Two seats on ballot
- Seven candidates

Preparation for 2011 Retail General Rate Case Filing

Progressive 2009 Regulatory Settlement Positions APS Well for Next Two Years

APS' regulatory settlement contains a number of benefits for investors beginning in 2010.

- Strengthens APS' earned ROE and financial condition
- Supports common dividend
- Demonstrates increased cooperation among APS, ACC Staff, residential consumer advocate (RUCO) and other intervenors
- Allows opportunity to help shape Arizona's energy future outside continual rate cases
- Provides earnings support until next base rate case
  - Estimated pretax earnings benefits: $165 million, 2010; $180 million, 2011; and $254 million, 2012
- Establishes expedited process for future base rate cases
- Allows next rate case filing on or after June 1, 2011, for rate changes effective on or after July 1, 2012

Progressive 2009 Regulatory Settlement Settlement agreement terms Base rate increase $ 207 $ 207 $ 207 Line extensions treated as revenue 23 25 49 Pension and OPEB deferrals 13 29 Palo Verde depreciation reduction 34 Subtotals 230 245 319Less interim base rate surcharge that ended upon general rate case implementation (65) (65) (65)Total $ 165 $ 180 $ 254 Estimated Pretax Earnings Benefits ($ Millions) 2010 2011 2012 Settlement provisions include earnings support until next rate case.

Our Regulatory Mix Our Regulatory Mix Transmission16% Generation & Distribution84% ACC FERCEffective Date 1/1/2010 6/1/2010Test Year Ending 12/31/2007 12/31/2009 Rate Base $5.6 B $1.1 BEquity Layer 54% 51% Allowed ROE 11.00% 10.75% The bulk of APS' revenues come from our regulated retail rate base; we also have a meaningful transmission business. $6.7 Billion Total Approved Rate Base Most Recent Rate Decisions

APS Revenues by Recovery Mechanisms We have received supportive regulatory decisions providing more timely recovery. Test Year Historical Forecasted PSA TCA RES DSM* Base Rates Other** (CHART) $ Millions Regulated Electricity Revenue by Recovery Mechanism * Includes revenues from wholesale electricity and transmission sales, electricity and other commodity sales, EIS and other miscellaneous services.** 2009 includes actuals through November 2009 and one month of forecast data.

Constructive Transmission Rate Regulation

We have achieved constructive transmission rate treatment.

- FERC Formula Rates adopted in 2008
  - Adjusted annually with 10.75% allowed ROE
  - Based on FERC Form 1 and certain projections
  - Retail portion flows through ACC Transmission Cost Adjustor (TCA)
- Recent transmission revenue changes

	Annual Revenue	Effective Date	Annual Revenue	Effective Date	Annual Revenue	Effective Date
Retail Portion (TCA)	$13M	7/3/2008	$21M	8/1/2009	$(10)M	8/1/2010
Wholesale Portion	$ 2M	3/1/2008	$ 2M	6/1/2009	$ (2)M	6/1/2010
Total Increase	$15M		$23M		$(12)M	
Allowed ROE	10.75%		10.75%		10.75%	
Equity Ratio	54%		55%		51%	
Rate Base	$1.0B		$1.1B		$1.1B	
Test Year	2007		2008		2009

Operations Overview

AnnualGrowth (CHART) Millions 1.1 1.7 52% Arizona has ranked in the top five for population growth over the last 20 years. APS expects strong future customer growth, in spite of current economic slowdown. APS Customer Growth Positive Long-Term Demographics Superior Historical Growth

2009 Retail Customer, Sales And Revenue Mixes 2009 Retail Customer, Sales And Revenue Mixes Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales28,173 GWh Operating Revenues$3.0 Billion (CHART) (CHART) 8% 45% 47% 50% 6% 43% 11% 89%

Customer Satisfaction ... A Key Priority Our employees take pride in providing top-tier customer service. Our employees take pride in providing top-tier customer service. APS 2010 J.D. Power Residential Customer Survey Industry Average Rating Outstanding Residential Customer Satisfaction Rating Average Outage Minutes/Year (CHART) Lowering Outage TimePer Customer APS Industry Top Quartile

2009 APS Generation and Energy Fuel Mixes 2009 APS Generation and Energy Fuel Mixes Nuclear Coal Gas & Oil Purchased Power Energy Fuel Mix 34,514 GWh Generation Fuel Mix27,374 GWh Generation Capacity Mix 6,288 MW (CHART) (CHART)

Superior Power Plant Performance Superior Power Plant Performance APS Industry Nuclear Capacity Factors Our nuclear and coal plants are strong baseload resources. 88% 89% '03 '04 '05 '06 '07 '08 '09 (CHART) APS Industry Coal Performance Metrics 65% 82% '03 '04 '05 '06 '07 '08 '09 Consistent solid performance2,747 MW total managed capacity1,753 MW APS shareHighly experienced managementFleet operating strategyNew commercial availability metric measures plant reliability during high-demand periods and market responsiveness Returned to superior performance3,938 MW total managed capacity1,146 MW total APS share2014 goals:Consistent site capacity factor greater than 90% Operating costs excluding fuel less than $0.02/kWhTop-quartile safety20-year license extension requested December 2008 92%

A Well-Balanced Generation Portfolio

Fuel / Plant	Location	Units	Dispatch	Commercial Ops. Date	Operator	Ownership / Interest [1]	Net Capacity (MW)
Nuclear							
Palo Verde	Wintersburg, AZ	1,2,3	Base	1986 - 1989	APS	29.1	1,146
Total Nuclear							*1,146*
Coal							
Cholla	Joseph City, AZ	1,2,3	Base	1962 - 1980	APS	100	647
Four Corners	Farmington, NM	1,2,3	Base	1963 - 1964	APS	100	560
Four Corners	Farmington, NM	4,5	Base	1969 - 1970	APS	15	225
Navajo	Page, AZ	1,2,3	Base	1974 - 1976	SRP	14	315
Total Coal							*1,747*
Gas/Oil - Combined Cycle							
Redhawk	Arlington, AZ	1,2	Intermediate	2002	APS	100	984
West Phoenix	Phoenix, AZ	1,2,3,4,5	Intermediate	1976 - 2003	APS	100	887
Total Gas/Oil - Combined Cycle							*1,871*
Gas/Oil - Steam Turbines							
Ocotillo	Tempe, AZ	1,2	Peaking	1960	APS	100	220
Saguaro	Red Rock, AZ	1,2	Peaking	1954 - 1955	APS	100	210
Total Gas/Oil - Steam Turbines							*430*
Gas/Oil - Combustion Turbines							
Sundance	Casa Grande, AZ	10	Peaking	2002	APS	100	420
Yucca	Yuma, AZ	6	Peaking	1971 - 2008	APS	100	243
Saguaro	Red Rock, AZ	1,2,3	Peaking	1972 - 2002	APS	100	189
West Phoenix	Phoenix, AZ	1,2	Peaking	1972 - 1973	APS	100	110
Ocotillo	Tempe, AZ	1,2	Peaking	1972 - 1973	APS	100	110
Douglas	Douglas, AZ	1	Peaking	1972	APS	100	16
Total Gas/Oil - Combustion Turbines							*1,088*
Solar							
Solar - CSP Trough	Red Rock, AZ	--	Variable	2005	APS	100	1.0
Solar - PV	Prescott, AZ	--	Variable	2002 - 2006	APS	100	3.0
Solar - PV	STAR Center	--	Variable	1999 - 2004	APS	100	0.3
Solar - PV	Various	--	Variable	1996 - 2005	APS	100	1.5
Total Solar							*5.8*
Total Generation Capacity							**6,288**

As of December 31, 2009

[1] *Includes leased generating plants.*

Resource Planning, Renewables and Energy Efficiency

$ Millions Generation Transmission Distribution Other Projected APS Capital Expenditures (CHART) 6% Compound Annual Growth Rate APS Rate Base We have reduced capital expenditures based on current economic conditions, yet still expect strong rate base growth. $ Billions Projected APS CapEx Drives Strong Rate Base Growth

100 MW 970 MW 1032 MW 350 MW 4300 MW 1005 MW Legend NORTH SAGUARO N .. GILA PALO VERDE - HASSAYAMPA YUCCA GILA BEND REDHAWK KYRENE WEST WING BAGDAD 2016 PINNACLE PEAK CHOLLA NAVAJO 2014 .. 2014 CORONADO FLAGSTAFF ( APS ) 2013 2 0 1 0 SUNDANCE 2014 FOUR CORNERS DESERT BASIN Line Relocation 2014 Further Transmission Investment is Key 10-Year Transmission Plan (115kV and above):$520 million of new transmission investmentOver 270 miles of new linesIncreases import capability by 26% to metro Phoenix and 38% to YumaFERC formula rates and retail adjustor Working with regulators to identify transmission projects for renewables 4300 MW Planned linesExisting linesSolar potential area Wind potential area Strategic investment is needed to maintain reliability and bring diversified resources to our customers. 2012 DELANY 2012 MAZATZAL 2013 MORGAN 2010 2014

Near-Term Resource Planning Issues

Arizona has stringent renewable energy and energy efficiency standards.

Renewable Energy (RES) Minimum Requirements

- Portion of retail sales to be supplied by renewable resources
  - 5% by 2015
  - 15% by 2025
- Distributed energy component
  - 30% of total requirement by 2012

Energy Efficiency Requirements

- Increasing annually 2011 – 2020
- Cumulative energy savings as percent of retail sales
  - 3% by 2012
  - 9.5% by 2015
  - 22% by 2020
- Rules to be certified by Arizona Attorney General

APS Strong Commitment to Renewable Energy



2009 retail settlement enhanced commitments and regulatory support.

December 2009 retail regulatory settlement provisions

- 1.7 million MWh additional renewable generation in service by end of 2015
  - About twice state Renewable Energy Standard requirement
- Required resource additions
  - Photovoltaic solar projects
  - Arizona wind project
- Constructive rate recovery until reflected in base rates through:
  - Renewable Energy Surcharge Adjustor;
  - Power Supply Adjustor; or
  - Transmission Cost Adjustor

Germany We intend to make Arizona the "Solar Capital of the World." Japan Solar Insolation Comparison (kWh/year) Japan's solar insolation comparable to Florida Arizona Germany - among countries with highest installed capacities despite Seattle-like weather conditions Arizona's World-Class Solar Potential

AZ Sun Program

APS plans to add 100 megawatts of owned solar photovoltaic generation by the end of 2014.



- 100 MW photovoltaic solar plants to be owned by APS
- Up to $500 million capital investment
- To be in service in 2011 - 2014
- Projects
  - Announced to date:
    - 15 MW at Luke Air Force Base (mid-2011)
    - 18 MW Gila Bend project (late 2011)
    - $150 million estimated capital expenditures
  - Additional projects under evaluation
- Constructive rate recovery

APS Recent Renewable Resource Projects

Substantial efforts underway to expand renewable energy for Arizona.

Photovoltaic solar resources

- Turnkey contracts for ownership or long-term purchase power agreements to be 15-50 MW each
- Request for proposals issued January 2010
- Proposals received April 2010
- Target for final contracts – 4th quarter 2010
- Expected to supply portion of AZ Sun Program

Arizona wind project

- 25-year purchase power agreement with 99 MW Perrin Ranch Wind Project in northern Arizona announced July 2010
- Facility expected to be operational in 2012
- Resulted from January 2010 wind request for proposals

Remote switching Substation on-line monitoring Capacitor controls Distribution sensors Solar water heaters Small-scale wind turbines APS-owned rooftop solar AMI Community Power Project - Flagstaff, Arizona 200 to 300 rooftop solar photovoltaic systems on single feeder1.5 to 2 MW of distributed generation4 weather stations in connected substations APS' innovative pilot project encourages distributed renewable resources, integrated with smart grid technology.

Solana: A "Sunny Place"

Solana will generate enough clean, renewable electricity to meet the needs of about 70,000 Arizona homes.



- 280-MW concentrating solar trough
- 30-year PPA for all output (~900 GWh/year)
- Planned commercial operation in 2013
- Near existing transmission lines
- 70 miles southwest of Phoenix
- Thermal storage capability with summer on-peak capacity factor over 90%
- To be built, owned and operated by Abengoa Solar

Renewable Contracts Provide Bridge COD/ Fuel / Contract Location Developer/ Operator Status * PPA Signed Expected COD Term (years) Capacity (MW) Solar Solana (CSP Trough) Gila Bend, AZ Abengoa AD Feb-2008 2013 30 280 Total Solar 280 Wind Aragonne Mesa Santa Rosa, NM Bluearc Mgmt. Group IO Dec-2005 Dec-2006 20 90 High Lonesome Mountainair, NM Edison Mission Energy IO Feb-2008 Jul-2009 30 100 Total Wind 289 Geothermal CE Turbo - Salton Sea Imperial County, CA CalEnergy IO Jan-2006 Jan-2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Renegy Holdings IO Jun-2008 Apr-2008 15 15 Total Biomass 15 Biogas Glendale Landfill Project Glendale, AZ Glendale Energy LLC UC Jul-2008 Dec-2009 20 3 Total Biogas 3 Total Renewable Contracted Capacity 597 As of July 23, 2010. * Advanced Development (AD), Under Construction (UC), or In Operation (IO). Perrin Ranch Williams, AZ NextEra Energy AD Jul- 2010 2012 25 99

APS Energy Efficiency Initiatives Increasing '05 '06 '07 '08 '09 '10 '11 '12 19 102 311 565 797 1117 1517 2007 Program costs currently recovered through retail DSM adjustorDecoupling or other financial mechanism under considerationUnder retail regulatory settlement, APS to achieve additional retail sales savings of 3.75% in 2010-2012Arizona energy efficiency rules require cumulative savings of 22% of retail sales by 2020 Cumulative Annual Energy Savings Associated with EE/DSM Programs APS will double customers' energy efficiency savings over the next three years. GWh

Highest Rating (AAA) and Ranked #2 Electric Utility Environmental, Sustainability and Technology Leadership Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World Social Responsibility Index "Best in Class" Distinction Social Responsibility Reporting Highest Overall Score of U.S. Utilities DOE/EPA Sustained Excellence Award Top 10 Utility Solar Ranking Top 10 in U.S. in Technology Innovation and #1 Utility Edison Electric Institute's 2008 Top Industry Award (Technical Innovation) We have been recognized internationally for our achievements.